PROSPECTUS SUPPLEMENT -- Oct. 17, 2003*

        AXP(R) Global Balanced Fund ("Fund") (Dec. 30, 2002) S-6352-99 J

The following changes will be effective on Oct. 20, 2003:

The "Principal Investment Strategies" section and the first two paragraphs under the "Investment Manager" section of the AXP Global Balanced Fund prospectus are revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in a combination of equity and debt securities of issuers throughout the world. No less than 25% of the Fund's total assets will be invested in debt securities or convertible debt securities. No more than 20% of the Fund's net assets will be invested in bonds rated below investment grade (junk bonds).

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process and also the management of the fixed income portion of the Fund.

AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the Fund. Decisions on both the allocation of the Fund's assets between equities and bonds and the equity investments are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Equity Securities

Threadneedle chooses equity investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.

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o    The Largest Companies List includes the largest stocks in the Fund's benchmark. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research. Stocks on the Preferred List are selected by:

     o   Evaluating the opportunities and risks within regions and sectors;

     o   Assessing valuations; and

     o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

     The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.

o Discretionary holdings are selected by the portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.

A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

Fixed Income Securities

AEFC chooses fixed income investments for the Fund by:

Using fundamental economic research to determine currency and bond market outlooks, analyzing:

o    The global economic environment

o    Currency and country risk

o    Global trade growth

o    Country-specific factors for each country

Determining a currency and country allocation based on:

o    Cyclical and secular economic trends

o    Monetary and fiscal policy trends

o    Political risks

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


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During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees, expenses, and taxes.



                                     *****

INVESTMENT MANAGER

The team that manages the equity portion of the Fund's portfolio is led by:

Alex Lyle, Portfolio Manager

o    Head of managed funds.

o    Managed the Fund since 2003.

o    Joined Threadneedle in 1994.

o    Began investment career in 1980.

o    MA, Oxford University.

and

Stephen Thornber, Deputy Portfolio Manager

o    Head of the global oil sector.

o    Managed the Portfolio since 2003.

o    Joined Threadneedle in 1993.

o    Began investment career in 1987.

o    BA, Plymouth Polytechnic.



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S-6352-3 A (10/3)

*Valid until next prospectus update
Destroy Dec. 30, 2003